Exhibit 10.4


                        2001 CONSOLIDATED PICTURES CORP.

                                STOCK OPTION PLAN

1.       PURPOSE

         This 2001 Consolidated Pictures Corp. Stock Option Plan ("the Plan") is intended to promote the interests of the Corporation by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby encourage them to remain in the service of the Corporation.

         Capitalized terms used herein shall have the meanings ascribed to such terms in Paragraph 5.

2.       ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Board. The Board, however, may at any time appoint a committee ("Committee") of two (2) or more Board members and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

         (b) The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the
Plan) shall have full power and authority (subject to the provisions of the
Plan) to establish such rules and regulations as it may deem appropriate for the proper plan administration and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

3.       ELIGIBILITY

         (a) The persons eligible to receive option grants pursuant to the Plan (each an "Optionee") are limited to the following:

                  (1) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations, if any) who render services which contribute to the success and growth of the Corporation (or any parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or any parent or subsidiary corporations);

                  (2) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations; and

                  (3) those consultants or independent contractors who provide valuable services to the Corporation (or any parent or subsidiary corporations).

         (b) The Plan Administrator shall have full authority to determine, with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

4.       STOCK SUBJECT TO THE PLAN

         (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock, $0.0001 par value (the "Common Stock"). The maximum number of shares which may be issued over the term of the Plan shall not exceed Five Hundred Thousand (500,000) shares of Common Stock. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of
Section 4(c).

         (b) Shares subject to (i) the portion of one or more outstanding options which are not exercised or surrendered prior to expiration or termination and (ii) outstanding options canceled in accordance with the cancellation-regrant provisions of Section 9 will be available for subsequent option grants or stock issuances under the Plan.

         (c) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

         (d) Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

5.       DEFINITIONS

         The following definitions shall apply to the respective capitalized terms used herein:

         BOARD means the Board of Directors of Consolidated Pictures Corp.

         CODE means the Internal Revenue Code of 1986, as amended.

         CORPORATION means Consolidated Pictures Corp. and its successors.

         CORPORATE TRANSACTION means one or more of the following transactions:
(a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation, (b) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or (c) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

         EMPLOYEE means an individual who is in the employ of the Corporation or one or more Parent or Subsidiary corporations (if any). An optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         EXERCISE DATE shall be the date on which written notice of the exercise of an outstanding option under the Plan is delivered to the Corporation. Such notice shall be in the form of a stock purchase agreement.

         FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

         (a) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

         (b) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

         (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the valuation provisions of subparagraphs
(a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

         INCENTIVE OPTION means an Incentive Stock Option which satisfies the requirements of Section 422 of the Code.

         NON-STATUTORY OPTION means an option not intended to meet the statutory requirements prescribed under the Code for an Incentive Option.

         PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         PERMANENT DISABILITY means the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         PLAN means this 2001 Consolidated Pictures Corp. Stock Option Plan.

         PLAN ADMINISTRATOR means the Board or the Committee, to the extent the Committee is responsible for plan administration in accordance with Section 2.

         SERVICE means the performance of services for the Corporation or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless a different meaning is specified in the option agreement evidencing the option grant or the purchase agreement evidencing the purchased option shares. An Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member the board of directors or an independent consultant or advisor.

         SUBSIDIARY corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         TEN PERCENT SHAREHOLDER means the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

6.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the discretion of the Plan Administrator, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, HOWEVER, that each such instrument shall comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option shall be subject to the applicable provisions of Section 7.

         (a) OPTION PRICE

                  (1) The option price per share shall be fixed by the Plan Administrator.

                  (2) The option price shall become immediately due upon exercise of the option, and subject to the provisions of Section 11, shall be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

                           (A) in shares of Common Stock held by the optionee
for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (B) through a special  sale and  remittance procedure
pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and
(ii) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

         (b) TERM AND EXERCISE OF OPTIONS

         Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the Plan shall have a term in excess of ten (10) years from the grant date.

         (c) TERMINATION OF SERVICE

                  (1) The Plan Administrator shall have complete discretion to limit the period of time that an option granted under the Plan may be exercised should the Optionee cease to remain in Service for any reason (including death or Permanent Disability). In no event, however, shall any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                  (2) Notwithstanding subsection (1) above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the period of exercisability following the Optionee's cessation of Service, not only with respect to the number of shares for which the option is exercisable.

                  (3) Notwithstanding any provision of this Plan to the contrary, any options granted under this Plan shall terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for "cause" or could have been terminated for "cause." If the Optionee has an employment or a consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of co-workers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and (vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option shall be suspended automatically during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this paragraph.

         (d) SHAREHOLDER RIGHTS. An Optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

         (e) TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an option, options granted hereunder may be transferable (i) by will or the laws of descent and distribution, (ii) pursuant to beneficiary designation procedures approved by the Company, (iii) pursuant to a domestic relations order, (iv) to one or more family members of the optionee, (v) to a trust or trusts for the exclusive benefit of the optionee and/or one or more family members of the optionee, (vi) to a partnership in which the optionee and/or one or more family members of the optionee are the only partners,
(vii) to a limited liability company in which the optionee and/or one or more family members of the optionee are the only members, or (viii) to such other persons or entities as may be specified in the agreement relating to an option or approved in writing by the Committee prior to such transfer. Except to the extent permitted by the preceding sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, (i) no option granted hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process and (ii) upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option granted hereunder, such option and all rights thereunder shall immediately become null and void.

7.       INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

         (a) OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a Ten Percent Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

         (b) DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as Incentive Stock Options under the Federal tax laws during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

         (c) OPTION TERM FOR TEN PERCENT SHAREHOLDER. No option granted to a Ten Percent Shareholder shall have a term in excess of five (5) years from the grant date.

         (d) ACCELERATED TERMINATION OF OPTION TERM. The option term shall terminate prior to the expiration date established by the Plan Administrator should any of the following provisions become applicable:

                  (1) Except as otherwise provided in subparagraph (2) or (3) below, should an Optionee cease to remain in Service while his/her option is outstanding, then the period for exercising his/her option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall such option be exercisable at any time after the expiration date. Upon the expiration of such three (3) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

                  (2) Should the Optionee die while his/her option is outstanding, his/her option shall cease to be exercisable, upon the EARLIER of
(a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the expiration date of the option. Upon the expiration of such twelve (12) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

                  (3) Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service while his/her option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise his/her option, but in no event shall this option be exercisable at any time after the expiration date of the option. Upon the expiration of such limited period of exercisability or (if earlier) upon the expiration date, his/her option shall terminate and cease to be outstanding.

                  (4) During the limited period of exercisability applicable under subparagraphs (1), (2), or (3) above, the Optionee's option may be exercised for any or all of the option shares in which the Optionee, at the time of cessation of Services, is vested in accordance with the exercise/vesting provisions specified in his/her stock option documents.

         (e) TRANSFERABILITY. An Incentive Option shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable during the Optionee's lifetime only by such Optionee or the Optionee's legal representative or similar person.

         Except as modified by the preceding provisions of this Section 7, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

8.       CORPORATE TRANSACTION

         (a) In the event of any Corporate Transaction, each option outstanding under the Plan shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

         (b) In connection with any such Corporate Transaction, the Plan Administrator may, at its sole discretion, (i) accelerate each or any outstanding option under the Plan so that each or any such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares, (ii) arrange for each or any outstanding option to either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (iii) arrange for the option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the option exceeds the option price payable for such shares) or (iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow the option to terminate as provided in Section 2(a) above. The determination of comparability under clauses (ii) and
(iii) above shall be made by the Plan Administrator, and such determination shall be final and conclusive.

         (c) The exercisability as Incentive Stock Options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of subsection 7(b).

         (d) If the outstanding options under the Plan are assumed by the successor corporation (or parent thereof) in the Corporate Transaction or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities or other property that would have been issuable to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction.

         (e) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

9.       CANCELLATION AND NEW GRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options under the Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

10.      EXTENSION OF EXERCISE PERIOD

         The Plan Administrator shall have full power and authority to extend (either at the time when the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

11.      LOANS

         (a) The Plan Administrator may assist any Optionee (including an Optionee who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by:

                  (1) authorizing the extension of a loan from the Corporation to such Optionee, or

                  (2) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years.

         (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral; however, any loan made to a consultant or other non-employee director must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each may not exceed the SUM of (i) the aggregate option price payable for the purchased shares less the aggregate par value for such shares plus (ii) any Federal and State income and employment tax liability incurred by the Optionee in connection with such exercise.

         (c) The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions the Board in its discretion deems appropriate.

12.      AMENDMENT OF THE PLAN AND AWARDS

         (a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Section 4(c)), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan.

         (b) Options to purchase shares of Common Stock may be granted under the Plan which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, then
(i) any unexercised options representing such excess shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the Optionees the option price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow.

13.      EFFECTIVE DATE AND TERM OF PLAN

         (a) The Plan shall become effective when adopted by the Board and approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

         (b) The Plan shall terminate upon the EARLIER of (i) ten years after the adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise or surrender of options granted under the Plan. If the date of termination is determined under clause (i) above, then no options outstanding on such date under the Plan shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such Options.

14.      USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

15.      WITHHOLDING

         The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

16.      REGULATORY APPROVALS

         The implementation of the Plan, the granting of any options under the Plan, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                           2001 CONSOLIDATED PICTURES CORP.
                                STOCK OPTION PLAN

                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following option grant (the "Option") made to purchase shares of Consolidated Pictures Corp. (the "Company") common stock (the "Common Stock"):

OPTIONEE:  _______________________________

GRANT DATE: _____________________________

VESTING COMMENCEMENT DATE:  ________________________

TYPE OF STOCK:  Common Stock

OPTION PRICE:     $________ per share

NUMBER OF OPTION SHARES:  ____________________________

EXPIRATION DATE:  ______________________________________

TYPE OF OPTION: Incentive / Non-Statutory

EXERCISE SCHEDULE: _____________________________________


Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the 2001 Consolidated Pictures Corp. Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Optionee understands that the terms and conditions applicable to any Option Shares purchased thereunder are as set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

Optionee hereby acknowledges receipt of a copy of the Plan in the form attached to this Notice of Grant.

NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                              CONSOLIDATED PICTURES CORP.

Date: _____________________________

By: _______________________________

its________________________________


OPTIONEE __________________________

Date: _____________________________

Address: __________________________

___________________________________

EXHIBIT A

                          CONSOLIDATED PICTURES CORP.

                             STOCK OPTION AGREEMENT

      WITNESSETH:

                                    RECITALS

         A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected key employees (including officers and directors), non-employee members of the Board and consultants and other independent contractors who contribute to the financial success of the Corporation.

         B. Optionee is an individual who is to render valuable services to the Corporation, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of a stock option to Optionee.

         C. Capitalized terms used in this Agreement shall, unless the context clearly indicates otherwise, have the meaning assigned to such terms in Paragraph 20 of this Agreement.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the Grant Date, a stock option to purchase up to that number of Option Shares as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the Option term at the Option Price per share specified in the Grant Notice.

         2. OPTION TERM. This Option shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated in accordance with Paragraphs 5, 6, or 17 hereof; provided, in no event shall this Option have a maximum term in excess of ten (10) years measured from the Grant Date.

         3. OPTION NONTRANSFERABLE; EXCEPTION. Unless otherwise specified in the Agreement relating to an option, options granted hereunder may be transferable
(i) by will or the laws of descent and distribution, (ii) pursuant to beneficiary designation procedures approved by the Company, (iii) pursuant to a domestic relations order, (iv) to one or more family members of the optionee,
(v) to a trust or trusts for the exclusive benefit of the optionee and/or one or more family members of the optionee, (vi) to a partnership in which the optionee and/or one or more family members of the optionee are the only partners,
(vii) to a limited liability company in which the optionee and/or one or more family members of the optionee are the only members, or (viii) to such other persons or entities as may be specified in the agreement relating to an option or approved in writing by the Committee prior to such transfer. Except to the extent permitted by the preceding sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, (i) no option granted hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process and (ii) upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option granted hereunder, such option and all rights thereunder shall immediately become null and void. Additional transferability restrictions apply to Incentive Stock Options in accordance with Paragraph 18(a) hereof.

         4. DATES OF EXERCISE. This Option may not be exercised in whole or in part at any time prior to the time the Plan is approved by the Corporation's shareholders in accordance with Paragraph 17. Provided such shareholder approval is obtained, this Option shall thereupon become exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As the Option becomes exercisable in one or more installments, the installments shall accumulate and the Option shall remain exercisable for such installments until the Expiration Date or the sooner termination of the Option term under Paragraph 5 or Paragraph 6 of this Agreement.

         5. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 2 shall terminate (and this Option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

                  (a) Except as otherwise provided in subparagraph (b) or (c) below, should Optionee cease to remain in Service while this Option is outstanding, then the period for exercising this Option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall this Option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

                  (b) Should Optionee die while this Option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be exercisable, upon the EARLIER of (i) the expiration of the twelve (12) month period measured from the date of Optionee's death or (ii) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

                  (c) Should Optionee become Permanently Disabled and cease by reason thereof to remain in Service while this Option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

                  (d) During the limited period of exercisability applicable under subparagraphs (a), (b) or (c) above, this Option may be exercised for any or all of the Option Shares in which the Optionee, at the time of cessation of Service, is vested in accordance with the exercise/vesting provisions specified in the Grant Notice or the special acceleration provisions of Paragraph 6 of this Agreement.

                  (e) Notwithstanding any provisions of this paragraph 5 or any other provision of this Agreement or the Plan to the contrary, any options granted under the Plan shall terminate as of the date Optionee ceases to be in the Service of the Corporation if Optionee was terminated for "cause" or could have been terminated for "cause." If Optionee has an employment or consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If Optionee does not have an employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (1) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of co-workers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and
(vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions, or noncompetition agreement Optionee may have with the Corporation, or (2) acts constituting the unauthorized disclosure of any trade secrets or confidential information of the Corporation, unfair competition with the corporation or the inducement of any customer of the Corporation to breach any contract during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and Optionee, regarding any actual or alleged act or omission by Optionee of the type described in this paragraph.

         6. CORPORATE TRANSACTION.

                  (a) This Option shall terminate upon the consummation of any Corporate Transaction, unless expressly assumed by the successor corporation or parent thereof.

                  (b) In connection with any such Corporate Transaction, the Plan Administrator may, at its sole discretion, (i) accelerate this Option so that this Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to all of the Option Shares and may be exercised for all or any portion of such shares,
(ii) arrange for this Option either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof,
(iii) arrange for this Option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the Option exceeds the Option Price payable for such shares) or (iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow this Option to terminate as provided in Paragraph 6(a) above. The determination of comparability under clauses (ii) and (iii) above shall be made by the Plan Administrator, and its determination shall be final and conclusive.

                  (c) The exercisability of this Option as an Incentive Stock Option under the Federal tax laws (if designated as such in the Grant Notice) shall, in connection with any such Corporate Transaction, be subject to the applicable dollar limitation of Paragraph 18.

                  (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         7. ADJUSTMENT IN OPTION SHARES

                  (a) In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange or conversion of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this Option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

                  (b) If this Option is to be assumed or is otherwise to remain outstanding after the Corporate Transaction, then this Option shall be appropriately adjusted to apply and pertain to the number and class of securities that would have been issuable to the Optionee in the consummation of such Corporation Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

         8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this Option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

         9. MANNER OF EXERCISING OPTION.

                  (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator heir or legatee, as the case may be) or Transferee (in the case of certain Incentive Options) must take the following actions:

                           (1) Execute and deliver to the Secretary of the
Corporation the Purchase Agreement.

                           (2) Pay the aggregate Option Price for the purchased
shares either by full payment in cash or check, or any other form approved by the Plan Administrator at the time of exercise in accordance with the provisions of Paragraph 14.

                           (3) Furnish to the Corporation appropriate
documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                  (b) Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time the Option is exercised, then the Option Price may also be paid as follows:

                           (1) in shares of the Common Stock held by the
Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (2) through a special sale and remittance procedure
pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Corporation by reason of such purchase and
(ii) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such broker-dealer in order to effect the sale transaction.

                  (c) Except to the extent the special sale and remittance procedure is utilized to exercise this Option, payment of the Option Price must accompany the delivery of the Purchase Agreement. As soon after such payment is practical, the Corporation shall mail or deliver to Optionee (or to the other person or persons exercising this Option) a certificate or certificates representing the shares so purchased and paid for, with the appropriate legend affixed thereto.

                  (d) In no event may this Option be exercised for any fractional shares.

         10. COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this Option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

                  (b) In connection with the exercise of this Option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

         11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3, 6 and 18(a) the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

         12. LIABILITY OF CORPORATION.

                  (a) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock that may be issued under the Plan without shareholder approval, then this Option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the applicable provisions of the Plan.

                  (b) The inability of the Corporation to obtain approval from any regulatory body having authority the Corporation deems necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

         13. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notices required to be given or delivered to the Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

         14. LOANS. The Plan Administrator may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this Option by (i) authorizing the extension of a loan to the Optionee from the Corporation or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirement for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

         15. CONSTRUCTION. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

         16. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New York.

         17. SHAREHOLDER APPROVAL. The grant of this Option is subject to approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THIS OPTION MAY NOT BE EXERCISED IN WHOLE OR IN PART UNTIL SUCH SHAREHOLDER APPROVAL IS OBTAINED. In the event that such shareholder approval is not obtained, then this Option shall terminate in its entirety and the Optionee shall have no further rights to acquire any Option Shares hereunder.

         18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this Option is designated an Incentive Stock Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) An Incentive Option shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable during the Optionee's lifetime only by such Optionee or the Optionee's legal representative or similar person.

                  (b) This Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws if (and to the extent) this Option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

                  (c) In the event this Option is designated as immediately exercisable in the Grant Notice, then except in the event of a Corporate Transaction, this Option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option would otherwise first become exercisable in such calendar year would, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more other post-1986 Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate. To the extent the exercisability of this Option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the one hundred thousand dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened.

                  (d) In the event this Option is designated as an installment option in the Grant Notice, no installment under this Option (whether annual or monthly) shall qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this Option or one or more other post-1986 Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate.

                  (e) Should the exercisability of this Option be accelerated upon a Corporate Transaction, then this Option shall qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this Option or one or more other post-1986 Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand (100,000) in the aggregate.

                  (f) To the extent this Option should fail to qualify as an Incentive Stock Option under the Federal tax laws, the Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares hereunder, and the Optionee must make appropriate arrangements for the satisfaction of all Federal, state or local income tax withholding requirements and Federal Social Security employee tax requirements applicable to such compensation income.

         19. ADDITIONAL TERMS APPLICABLE TO A NON-STATUTORY STOCK OPTION. In the event this Option is designated a non-statutory stock option in the Grant Notice, Optionee hereby agrees to make appropriate arrangements with the Corporation for the satisfaction of all Federal, state or local tax withholding requirements and Federal Social Security employee tax requirements applicable to the exercise of this Option.

         20. DEFINITIONS. The following definitions shall apply to the respective capitalized terms used herein:

                  (a) BOARD means the Board of Directors of Consolidated Pictures Corp.

                  (b) CODE means the Internal Revenue Code of 1986, as amended.

                  (c) COMMON STOCK means the Common Stock of Consolidated Pictures Corp.

                  (d) CORPORATION means Consolidated Pictures Corp., a Delaware corporation, and any of its successors.

                  (e) CORPORATE TRANSACTION means one or more of the following transactions:

                           (1) a merger or consolidation in which the
Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation;

                           (2) the sale, transfer, or other disposition of all
or substantially all of the assets of the Corporation; or

                           (3) any reverse merger in which the Corporation is
the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held stock immediately prior to such merger.

                  (f) EMPLOYEE means an individual who is in the employ of the Corporation or any Parent or Subsidiary corporation. An Optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or any Parent or Subsidiary corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  (g) EXERCISE DATE shall be the date on which the executed Purchase Agreement for one or more Option Shares is delivered to the Corporation in accordance with Paragraph 9 of this Agreement.

                  (h) FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (1) If the Common Stock is not at the time listed or
admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and the lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                           (2) If the Common Stock is at the time listed or
admitted to trading on any stock exchange then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           (3) If the Common Stock is at the time neither listed
nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator otherwise determines that the valuation provisions of subparagraphs (a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

                  (i) GRANT DATE means the date specified in the Grant Notice as the date on which the Option was granted to the Optionee under the Plan.

                  (j) INCENTIVE STOCK OPTION means an option intended to meet the statutory requirements of Section 422 of the Code.

                  (k) NON-STATUTORY STOCK OPTION means an option not intended to meet the statutory requirements prescribed under the Code for an Incentive Option.

                  (l) OPTION SHARES means the total number of shares of Common Stock indicated in the Grant Notice as purchasable under this Option.

                  (m) OPTIONEE means the individual identified in the Grant Notice as the person to whom this Option has been granted under the Plan.

                  (n) OPTION PRICE means the exercise price per share to be paid by the Optionee for the exercise of this Option. The Option Price is indicated in the Grant Notice.

                  (o) PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (p) PERMANENTLY DISABLED or Permanent Disability means the inability of an individual to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (q) PLAN means the 2001 Consolidated Pictures Corp. Stock Option Plan attached to the Grant Notice.

                  (r) PLAN ADMINISTRATOR means either the Board or a committee of two or more Board members, to the extent such committee may at the time be responsible for Plan administration.

                  (s) PURCHASE AGREEMENT means the stock purchase agreement, in substantially the form of Exhibit B to the Grant Notice, which is to be executed in connection with the exercise of this Option for one or more Option Shares.

                  (t) SERVICE means the performance of services for the Corporation or any Parent or Subsidiary corporation by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor. Accordingly, the Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

                  (u) SUBSIDIARY corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EXHIBIT B

                              CONSOLIDATED PICTURES CORP.

                            STOCK PURCHASE AGREEMENT

Agreement made as of this ____ day of __________________, 20__, between Consolidated Pictures Corp., a Delaware corporation (the "Corporation"), and _________________________, the holder of a stock option ("Optionee") under the 2001 Consolidated Pictures Corp. Stock Option Plan (the "Plan").

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the Plan, unless otherwise indicated.

A. EXERCISE OF OPTION

         1. EXERCISE. Optionee hereby purchases shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ____________, 20__ (the "Grant Date") to purchase ______________
shares of Common Stock under the Plan at the exercise price of $_____________ per share (the "Exercise Price").

         2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporate Secretary, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

B. SECURITIES LAW COMPLIANCE

         1. EXEMPTION FROM REGISTRATION. The Purchased Shares have not been registered under the 1933 Act and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the SEC for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby acknowledges receipt of a copy of the Plan attached to the Grant Notice.

         2. RESTRICTED SECURITIES.

         Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the SEC issued under the 1933 Act is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

         3. DISPOSITION OF SHARES. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares unless and until there is compliance with all of the following requirements:

                  (a) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                  (b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                  (c) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                  (d) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares.

                  The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

         4. RESTRICTIVE LEGENDS. In order to reflect the restrictions imposed by this Agreement upon the disposition of the Purchased Shares, the stock certificates for the Purchased Shares shall be endorsed with the following restrictive legend:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (i) an effective registration statement for the shares under such Act, or (ii) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

C. MISCELLANEOUS PROVISIONS.

         1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

         2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

         3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without resort to that State's conflict-of-laws rules. The parties hereto hereby irrevocably submit to the jurisdiction of any state or federal court sitting in New York County, New York, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

         4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon the Corporation and its successors and assignees and Optionee and Optionee's legal representatives, heirs, legatees, distributees, assignees, and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

CONSOLIDATED PICTURES CORP.                                   OPTIONEE:


By:      ____________________________________        _______________________

         ____________________________________

Title:   ____________________________________

Address: ____________________________________

         ____________________________________